Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Iris Acquisition Corp (the “Company”) on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Lisha Parmar, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2025
	By:	/s/ Lisha Parmar
Lisha Parmar
Chief Financial Officer
(Principal Financial and Accounting Officer)